============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) August 3, 2005
                                                        ----------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


ITEM 2.04   Triggering Events That Accelerate or Increase a Direct Financial
            ----------------------------------------------------------------
            Obligation or an Obligation under an Off-Balance Sheet
            ------------------------------------------------------
            Arrangement.
            ------------

	Reunion Industries, Inc. (the "Company") is indebted in the principal amount of $22,013,000 under certain 13% Senior Notes (the "Senior Notes") issued by the Company pursuant to the Indenture dated May 1, 1993 (as amended, the "Indenture") between the Company and U.S. Bank, National Association, as successor trustee (the "Trustee"). As a result of the Company's failure by August 1, 2005 to make an interest payment in the amount of $715,423 under the Senior Notes that was due July 1, 2005, an event of default has occurred under the Indenture (the "Indenture Default").

	With an Indenture Default, holders of more than 25% of the principal amount of the Senior Notes may, by written notice to the Company and to the Trustee, declare the principal of and accrued but unpaid interest on all the Senior Notes to be immediately due and payable (the "acceleration"). However, under a previous Intercreditor and Subordination Agreement, the Senior Note holders can not commence any action to enforce their liens on any collateral for a 180 day period beginning after the date of receipt by Wachovia Bank, (formerly Congress Financial Corporation), the senior secured lender, of a written notice from the Senior Note holders informing Wachovia Bank of such Indenture Default and demanding the acceleration. At this date, neither the Company nor Wachovia Bank has received written notice of any acceleration.

	The existence of the Indenture Default constitutes or may constitute an event of default under the cross default provisions of the Company's loan agreement with Wachovia Bank and under the terms of the Company's indebtedness to two private capital funds (the "PCFs"). Such defaults enable Wachovia Bank and the PCFs to declare the principal and interest amounts due them to be immediately due and payable. At this date, no such demand has been received by the Company.



                                     - 2 -





                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  August 3, 2005                         REUNION INDUSTRIES, INC.
       ----------------                              (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

                                    - 3 -